Quarterly Investor Relations Presentation At and for the three and six months ended March 31, 2020

GWB SNAPSHOT Exchange / Ticker • NYSE: GWB Market Cap • 55.0 million shares outstanding / $1.13 billion Ownership • 100% publicly traded Total Assets • $12.39 billion ROA / ROTCE 1 • (23.16)% / (9.3)% Efficiency Ratio 1 • 63.5% Locations • 175 branches in nine states FTEs • Approximately 1,700 Business & Ag • 71% of loans in business and 19% in agribusiness segments Experience • 5th largest farm lender bank in the U.S. 2 NOTE: All financial data is as of or for the three months ended March 31, 2020 unless otherwise noted. Market Cap calculated based on March 31, 2020 closing price of $20.48. Branch count as of March 31, 2020. 1 See appendix for non-GAAP reconciliation for ROTCE and efficiency ratio. 2 As of December 31, 2019. Source: American Banker's Association 2

SELECTED GAAP & NON-GAAP RESULTS

Great Western Bancorp, Inc.

At and for the three months ended:		GAAP		Goodwill & Intangible		excl Goodwill		Credit Related		Non-GAAP Adjusted
Net interest income	$	101,983	$	—	$	101,983	$	—	$	101,983
Provision for loan and lease losses		71,795		—		71,795		59,712		12,083
Total noninterest income		(83)		—		(83)		(10,434)		10,351
Total noninterest expense		808,453		742,352		66,101		3,758		62,343
(Benefit from) provision for income taxes		(37,730)		(29,339)		(8,391)		(17,220)		8,829
Adjustments to Net Income	**$**	**(740,618)**	**$**	**713,013**	**$**	**(27,605)**	**$**	**56,685**	**$**	**29,080**

At and for the six months ended:		GAAP		Goodwill & Intangible		excl Goodwill		Credit Related		Non-GAAP Adjusted
Net interest income	$	207,156	$	—	$	207,156	$	—	$	207,156
Provision for loan and lease losses		79,898		—		79,898		59,712		20,186
Total noninterest income		15,650		—		15,650		(10,434)		26,084
Total noninterest expense		865,383		742,352		123,031		3,758		119,273
(Benefit from) provision for income taxes		(25,131)		(29,339)		4,208		(17,220)		21,428
Adjustments to Net Income	**$**	**(697,344)**	**$**	**713,013**	**$**	**15,669**	**$**	**56,685**	**$**	**72,354**

- Financial results this quarter included several items linked to the impact of the COVID-19 pandemic. We recognized an impairment included in noninterest expense of $742.4M, of which $622.4M stemmed from goodwill related to the acquisition of Great Western Bank in 2008 by National Australia Bank, $118.2M from goodwill related to subsequent acquisitions and $1.8M from certain intangible assets. The expense was offset in part by a related benefit from income taxes of $29.3M.
- In addition, COVID-19 impacts included $73.8M in several credit and other related charges for loan and other real estate reserves, including a $59.7M charge for general allowance increases in provision expense, $7.1M and $3.3M of charges for fair value credit risk and derivative reserves in noninterest income, respectively, a $3.3M write down on an OREO hotel property negatively impacted by COVID-19 pandemic travel restrictions, and $0.4M of charges for the reserve on unfunded commitments in noninterest expenses. All of these pretax expenses are offset in part by a related benefit from income taxes of $17.2M.
- See also the "Non-GAAP Financial Measures and Reconciliation" section in this document for further discussion of the above items.

3

NYSE: GWB

GreatWesternBank.com

ABOUT GWB

Great Western Bancorp, Inc.

Our Business

- Full-service regional bank focused on relationship-based business and agribusiness banking
- 175 banking branches across nine states: Arizona, Colorado, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota and South Dakota
- Headquartered in Sioux Falls, South Dakota
- 5th largest farm lender bank in the U.S. as of 12/31/19 [1]

EPS Performance



CAGR EPS 10% 3
$1.90
$2.31
$0.17
$2.14
$2.46
$2.45
$2.90
$0.23
$2.67
$2.92
$1.57
$1.29
$13.71
$(12.42)
FY15
FY16
FY17
FY18
FY19
FYTD 19
FYTD 20
EPS - diluted
Adj. EPS - diluted 2

Capital



12.1%
10.9%
8.3%
12.2%
11.1%
8.5%
12.5%
11.4%
9.2%
13.0%
12.0%
9.6%
12.7%
11.7%
9.6%
12.9%
11.3%
9.3%
FY15
FY16
FY17
FY18
FY19
2QFY20
Tier 1 Capital
Total Capital
TCE / TA 1

Tangible Book Value [5] per Share Accretion



160.00
150.00
140.00
130.00
120.00
110.00
100.00
90.00
GWB CAGR TBV 11% 3
Peer CAGR TBV 7% 3
4QFY14
1QFY15
2QFY15
3QFY15
4QFY15
1QFY16
2QFY16
3QFY16
4QFY16
1QFY17
2QFY17
3QFY17
4QFY17
1QFY18
2QFY18
3QFY18
4QFY18
1QFY19
2QFY19
3QFY19
4QFY19
1QFY20
GWB
GWB Peer Group 4

[1] Source: American Banker's Association

[2] Excludes after-tax effect of items with a significant impact to net income that we do not believe to be recurring in nature, such as one-time acquisition expenses or the effect of revaluation of deferred taxes

[3] Compound Annual Growth Rate over 5 years

[4] See appendix for Peer Group listing; data sourced from SNL Financial

[5] Non-GAAP measures, see appendix for reconciliations

4

NYSE: GWB

GreatWesternBank.com

FOFootpriOTPRIntNT Attractive Markets • 175 banking branches across nine Midwestern and Western states • Vibrant, diverse economies balanced across growing commercial hub cities and smaller rural communities • Opportunities for expansion into new markets within and adjacent to footprint 5

EXPERIENCED MANAGEMENT TEAM

Great Western Bancorp, Inc.

Executive Officers

Name / Title	Responsibilities & Experience	Industry experience (yrs)	Great Western Bank experience (yrs) [1]
Mark Borrecco *President & CEO*	Responsible for overall leadership and executive oversight of GWB and serves on the Board of Directors Former President & CEO and Board Director of Rabobank preceded by the role as EVP and Chief Retail Banking Officer Prior senior management roles at Bank of the West and World Savings Bank/Wachovia	20	<1
Doug Bass *Executive VP & COO*	Former Regional President for Nebraska, Iowa, Kansas, Missouri, Arizona, Colorado, L&D, Marketing, Operations and People & Culture Prior positions with U.S. Bank and First American Bank Group	37	11
Peter Chapman *Executive VP & CFO*	Responsible for financial / regulatory reporting, planning and strategy, project management, treasury, loan and deposit operations and information technology Prior U.S. experience with E&Y	26	16
Karlyn Knieriem *Executive VP & CRO*	Responsible for risk framework across GWB including Enterprise Risk, Compliance, BSA and Risk Asset Review Prior experience includes senior management roles with First National Bank of Omaha	22	3
Steve Yose* *Executive VP & CCO*	Responsible for leading the overall credit strategy, management, and portfolio administration for the bank Former Executive Vice President and Chief Credit Officer for First Interstate Bank Prior Executive Vice President and Senior credit roles at KeyBank	34	<1

Non-Executive Officers

Name / Title	Responsibilities & Experience	Industry experience (yrs)	Great Western Bank experience (yrs) [1]
Tim Kintner *Regional President SD*	Regional President for South Dakota and responsible for the retail business across the footprint Prior leadership positions with Bankers Trust Company, Bankers Trust, Marquette Bank, and Wells Fargo	37	2
Scott Erkonen *Chief Information Officer*	Prior leadership role representing the United States internationally in the areas of IT Governance and Information Security — ISO (International Organization for Standardization)	24	13
Bart Floyd *Regional President IA, KS & MO*	Prior experience with US Bank, Wells Fargo/South Trust Bank, and commercial banking and private financing for organizations in Iowa, Colorado, and Texas	24	8
Michael Gough *Senior VP - Credit*	Prior leadership roles with GWB include Senior Lender, EVP - Credit, Executive GM - Strategic Business Services and Chief Credit Officer	37	24
Gail Grant *Regional President CO & AZ*	Former Group President for Northern Colorado and Arizona Prior experience with Wells Fargo/Norwest	31	11
Andy Pederson *Head of P&C and L&D*	Prior experience - Senior Human Resource Generalist for Citibank and Wells Fargo	20	11
Donald Straka *General Counsel and Corporate Secretary*	Prior experience - attorney and executive in banking, securities and M&A	32	6
Chris Wiedenfeld *Regional President NE*	Prior experience with American National Bank, US Bank, and Lauritzen Corporation	24	6

* Effective on or before May 13, 2020

NOTE: For Mr. Chapman, includes experience at National Australia Bank, Ltd. and subsidiaries; For Mr. Erkonen, includes experience at HF Financial Corp.

6

NYSE: GWB

GreatWesternBank.com

LOAN PORTFOLIO COMPOSITION Loan Portfolio ($MM) Portfolio Segmentation by Type At September 30 of each fiscal year unless otherwise noted (UPB). Residential real estate, 8.4% Consumer & Other, 0.9% $9,733 $9,717 $9,446 Multifamily, 4.8% Commercial non-real estate, 17.5% $9,009 912 $913 $8,736 $934 $1,043 $1,140 1,720 $1,699 Ag real estate, 9.4% $7,351 $1,700 Non owner-occupied $1,719 CRE, 30.0% $1,033 $1,673 Ag operating, 9.9% 2,009 $1,882 $2,183 Construction & $1,611 Owner-occupied CRE, 14.6% development, 4.5% $2,122 $2,169 Geographic Diversification $1,861 Nebraska / Kansas, 20.8% $5,092 $5,223 $4,629 $4,125 $3,754 South Dakota, 22.4% Arizona, 14.0% $2,846 Colorado, 13.3% FY15 FY16 FY17 FY18 FY19 FYTD 20 North Dakota / Commercial RE Agriculture C&I Other Minnesota, 2.8% Iowa / Missouri, 24.7% Other, 2.0% NOTE: Other loans represent certain ASC 310-30 loans and certain other loans managed by our staff 7

COMMERCIAL LOANS

Great Western Bancorp, Inc.

Highlights

- CRE loans grew by $138.1 million, or 2.7%, during the quarter due to construction draw downs, new relationships across the footprint and adjustments to FV loans
- C&I loans grew by $22.8 million, or 1.4%, during the quarter due to increased activity in warehouse mortgage lending to independent mortgage originators

CRE Portfolio Composition by Industry (UPB)



Accommodation and Food Services 22.2%
Retail Trade 6.2%
Construction 4.3%
Continuing Care Retirement Communities 4.3%
Nursing Care Facilities 4.3%
Health Care and Social Assistance Other 4.0%
Manufacturing 2.3%
Other 11.3%
Real Estate and Rental and Leasing 41.1%

C&I Portfolio Composition by Industry (UPB)



Retail Trade 7.7%
Accommodation and Food Services 7.5%
Finance and Insurance 8.1%
Transportation and Warehousing 6.9%
Real Estate and Rental and Leasing 5.4%
Health Care and Social Assistance 10.0%
Public Administration 4.5%
Construction 10.4%
Other 14.8%
Manufacturing 10.9%
Wholesale Trade 13.8%

CRE Portfolio Exposure Sizes (UPB)



$15M+, 30.0%
<$250K, 2.2%
$250K - $1M, 7.7%
$1M - $5M, 27.6%
$5M- $15M, 32.5%

C&I Portfolio Exposure Sizes (UPB)



<$250K, 7.4%
$250K - $1M, 12.0%
$15M+, 25.6%
$1M - $5M, 25.9%
$5M- $15M, 29.1%

NOTE: All customer references are aggregated based on CIF and do not group CIFs with related ownership groups. Industry disclosures based on NAICS codes.

8

NYSE: GWB

GreatWesternBank.com

ACCOMMODATION / FOOD SERVICES / ENTERTAINMENT Highlights Hotel Balances vs Commitments ($MM) $1,145 • Hotels, restaurants, drinking places, and entertainment $1,131 segments make up $1.38B of the loan portfolio, as follows... ◦ Hotels & motels $1.14B ◦ Restaurants and drinking places $0.12B ◦ Entertainment $0.12B • 89% is secured by real estate and classified as CRE while $63 $19 11% is classified as C&I $11 $0 Operating Under Construction Not Started More on Hotels Drawn Committed • Mature portfolio with 95.7% of commitments operational, 3.7% under construction, and 0.6% committed and not started Hotel Loan Balance Geography ◦ Only $14M of commitments not drawn on operating and $71M not drawn on 10 construction projects Non-Footprint $118* IA $236 • 90% of the balance concentrated within the bank's footprint AZ $132 ◦ 59% in the 7 Midwestern states ◦ 31% in the western states of Colorado and Arizona Midwest, 59% Western, 31% • Overall loan to value is approximately 62% on outstanding SD $166 balances for loans over $5M, which makes up more than 80% CO $223 of the hotel portfolio • 87.5% of the balance is term debt and 12.5% is lines of credit NE $119 Other $78 • As of 3/31/2020, 95.2% of loans rated pass, 2.7% rated watch, MN $69 and 2.1% rated substandard; increased monitoring is in place *Non-Footprint includes AK $22, CA $20, FL $19, among others. 9

HOTELS Highlights Relationship Sizes ($MM) • The portfolio is comprised of approximately 200 relationships, Loan Balance by Customer Size with loan amounts well diversified by size • Relationships and credits that have medium to long tenure and minimal line commitment exposure outside of construction • Flagged hotel relationships make up more than 84% of the portfolio (with the rest as boutiques, casinos, or resorts) • Net loan charge-offs from 2013-present were $3.4M related to $370 5 relationships $316 $223 $232 116 44 23 7 <5M 5-10M 10-25M 25M+ Customer Tenure Hotel Charge-offs as % of Total Loans $400 $350 0.03% $300 $250 $200 $150 $100 0.006% 0.004% $50 0.0004% $0 FY14 & FY15 FY16 FY17 FY18 FY19 FYTD20 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FYTD Prior 20 Commitment Outstanding Bal 10

AG LOAN PORTFOLIO Highlights Ag Portfolio Composition by Industry (UPB) • Portfolio is balanced across sub segments • 10 largest Ag exposures represent 16.6% of total Ag and average $31 million Beef Cattle, 19.1% Dairy Farms, 25.6% • Approximately 3,000 customers with an average exposure size of $640,000 Grains, 29.2% • COVID-19 pandemic impacts on pricing and government Proteins, 49.8% support being closely monitored Other, 21.0% Hogs, 5.1% • Charge-offs in FY19 and into FY20 are driven by a small number of cattle and grain relationships Grains, 29.2% Other Specialty, 21.0% Geography Ag Portfolio Exposure Sizes (UPB) Other, 0.5% <$250K, 7.2% $15M+, 22.7% South Dakota, 29.4% $250K - $1M, 14.9% Arizona, 37.5% Colorado, 7.5% North Dakota / $1M - $5M, 28.0% $5M- $15M, 27.2% Minnesota, 0.1% Nebraska / Kansas, 6.8% Iowa / Missouri, 18.2% NOTE: All customer references are aggregated based on CIF and do not group CIFs with related ownership groups. Industry disclosures based on NAICS codes. 11

ASSET QUALITY Highlights • Asset quality continues to be a paramount focus as we work to improve the overall risk profile of the portfolio • Watch loans remain at elevated levels though showed stabilization compared to the prior quarter as we work to identify early indicators on loans that warrant added attention • Substandard loans, also elevated, declined from the prior quarter by $12.4M as a small number of credits in Ag were upgraded while a couple larger commercial credits showing deterioration were downgraded • Progress continues to be made on the transition to a new rating system that will adopt the Special Mention category to help support credit management and align with common Criticized Loan measures Watch Loans ($MM) Substandard Loans ($MM) $640 $628 $416 $420 $406 $216 $253 $197 $187 $472 $206 $328 $343 $310 $312 $115 $123 $84 $121 $132 $6.6% 6.5% $253 $242 $233 4.9% 4.3% 4.3% 4.2% 4.2% $184 $111 $81 3.8% $71 3.5% 3.6% 2.5% 2.8% 2.6% 2.7% $130 $189 $205 $180 $259 $200 $219 $233 $54 $131 $162 $172 $357 $424 $375 FY15 FY16 FY17 FY18 FY19 1QFY20 2QFY20 FY15 FY16 FY17 FY18 FY19 1QFY20 2QFY20 Ag Loans Non Ag Loans % of Total Ag Loans Non Ag Loans % of Total Loans Loans 12

ASSET QUALITY

Great Western Bancorp, Inc.

Highlights

- Nonaccrual loans increased 36.5% for the quarter to $213M driven by a small number of relationships in healthcare and agriculture industries as they progress through the workout process
- Net charge-offs for the quarter were 0.36% of average loans on an annualized basis, up from 0.25% of average total loans on an annualized basis for the prior quarter
- The ratio of ALLL to total loans increased to 1.40% for the quarter from 0.76% as of the prior quarter, and total comprehensive coverage increased to 1.68% from 0.94%, reflecting increased levels of incurred losses related to the COVID-19 outbreak

Nonaccruals / Total Loans



83.8%
51.1%
45.9%
45.1%
66.0%
63.8%
0.60%
0.33%
0.67%
0.79%
0.42%
1.12%
0.38%
1.14%
0.30%
0.80%
0.72%
1.48%
FY15
FY16
FY17
FY18
FY19
2QFY20
AG
Non-AG
Reserves/ Total NALs

Net Charge-offs / Average Total Loans [2]



0.13%
0.11%
0.12%
0.02%
0.05%
0.04%
0.26%
0.02%
0.14%
0.08%
0.02%
0.18%
0.03%
0.10%
0.04%
0.36%
0.02%
0.08%
0.25%
0.31%
0.02%
0.10%
0.16%
0.03%
FY15
FY16
FY17
FY18
FY19
FYTD 20
CRE
AG
C&I
Other
Total Loans

Comprehensive Credit-Related Coverage ($MM)

	GWB Legacy Loans			
	Amortized Cost	Fair Value	Acquired Loans	Total
ALLL	$ 131.8	$ —	$ 4.2	$ 136.0
Remaining Loan Discount	$ —	$ —	$ 10.5	$ 10.5
Fair Value Adjustment (Credit)	$ —	$ 16.7	$ —	$ 16.7
Total ALLL / Discount / FV Adj.	$ 131.8	$ 16.7	$ 14.7	$ 163.2
Total Loans	$ 8,502.0	$ 792.1	$ 399.2	$ 9,693.3
ALLL / Total Loans	**1.55 %**	**— %**	**1.05 %**	**1.40 %**
Discount / Total Loans	— %	— %	2.63 %	0.11 %
FV Adj. / Total Loans	— %	2.11 %	— %	0.17 %
Total Coverage / Total Loans [1]	**1.55 %**	**2.11 %**	**3.68 %**	**1.68 %**

[1] Comprehensive Credit-Related Coverage is a non-GAAP measure that Management believes is useful to demonstrate that the FV adjustments related to credit and remaining loan discounts consider credit risk and should be considered as part of total coverage

[2] Annualized for partial periods

13

NYSE: GWB

GreatWesternBank.com

AG LOAN ASSET QUALITY Commentary Ag Net Charge-offs / Average Total Loans 1 0.01% • Charge-offs in FY20 largely consist of problem credits from the beef and grain sectors • Watch loans are $233M spread evenly across key sectors as we increase monitoring on several credits 0.01% 0.19% • Substandard loans were $375M with more than half the balance related to dairy loans still being evaluated based on 0.09% FY19 year end financials, along with a single swine 0.03% relationship downgraded in the prior quarter 0.05% 0.02% 0.07% 0.05% 0.06% 0.03% 0.03% FY15 FY16 FY17 FY18 FY19 FYTD 20 Ag Watch Loans by Category 2 Ag Substandard Loans by Category 2 $16 $27 $76 $55 $25 $25 $19 $12 $9 $35 $40 $42 $90 $195 $197 $123 $37 $67 $103 $14 $13 $23 $15 $28 $145 $69 $22 $69 $96 $30 $86 $67 $73 $76 $64 $94 $35 $31 $79 $62 $59 $23 $51 FY15 FY16 FY17 FY18 FY19 FYTD 20 FY15 FY16 FY17 FY18 FY19 FYTD 20 1 Grains Beef Cattle Dairy Farms Hogs All Other Annualized for partial year periods 2 Categories with less than $20m were considered immaterial and combined in Other 14

INVESTMENTS & BORROWINGS Highlights • Investment portfolio weighted average life of 3.3 years as of March 31, 2020 and yield of 2.29% for the quarter ended March 31, 2020, a decrease of 11 basis points compared to the prior quarter • Spot yield on the portfolio at March 31, 2020 was 2.21% with yields on new purchases at levels above maturities • Borrowings portfolio had a cost of 2.37% for the quarter ended March 31, 2020, a decrease of 25 basis points compared to the prior quarter, making it a more cost effective source of funding Investment Portfolio Borrowings & Weighted Average Cost Other 0.1% U.S. Treasuries 3.6% States and political Securities sold under subdivisions 3.1% agreements to repurchase, 0.17% WA GNMA 29.2% Cost Subordinated debentures and subordinated notes payable, 4.58% WA Cost FHLB & Other Borrowings, 2.16% WA Other MBS 64.0% Cost 15

DEPOSITS Portfolio Segmentation by Type Portfolio Over Time ($MM) At September 30 of each fiscal year unless otherwise noted. Time certificates Other time $10,300 $10,179 $250K+, 4.1% certificates, 10.9% $9,733 $8,978 2,096 1,528 $8,605 Non-Interest- 1,847 Bearing Demand, 1,275 19.4% 1,381 $7,387 1.05% 1,380 NOW, MMDA and 0.75% Savings, 65.6% 0.65% 0.40% 0.32% 0.32% 6,677 6,248 5,847 6,043 5,343 Geographic Diversification 4,638 Nebraska / Kansas, 25.5% Arizona, 4.7% Colorado, 12.0% North Dakota / Minnesota, 0.5% $1,881 $1,856 $1,843 $1,956 $1,974 $1,369 FY15 FY16 FY17 FY18 FY19 2QFY20 South Dakota, 28.6% Iowa / Missouri, 28.7% Noninterest-Bearing Interest-Bearing Time Cost of Deposits Demand 16 NOTE: South Dakota and Corporate deposits include deposits managed by our Corporate staff.

GROWTH - METRO VS RURAL Metro and Rural Markets • Historically, the Company's core Midwestern presence was focused in Iowa, Nebraska and South Dakota in rural markets largely supported by agricultural economies • M&A activity and de novo expansion over the last decade have expanded the footprint to include more metro 1 markets including metro markets in Colorado and Arizona • While loan and deposit balances in the core rural markets remain important, growth prospects are much more robust in Metro markets • Compound average growth over the last five years in metro markets has been 10% for loans and 8% for deposits, compared to (2)% and 5%, respectively, in rural markets Loans ($MM) Deposits ($MM) September 2015 September 2015 $76 1.2% 1.0% $85 $3,548 62.8% 48.0% $4,600 March 2020 March 2020 2.8% 36.0% 0.3% 51.0% $282 $2,640 $28 $3,763 51.0% $5,192 24.6% 75.1% $2,385 $7,280 46.2% $4,705 1 17 Metro markets generally include MSAs with >100K populations

CAPITAL

Great Western Bancorp, Inc.

Summary

- Total capital for the quarter was $1.35B for a ratio of 12.9%, and Tier 1 Capital was $1.19B for a ratio of 11.3%
- Tangible common equity [2] was $1.15B reflecting a 9.3% ratio against tangible assets [2]
- The above ratios reflect $40M of share buybacks executed prior to the onset of the COVID-19 pandemic and have been indefinitely suspended to moderate the impact of COVID-19 by maintaining strong capital levels and liquidity to support customers
- Dividend of $0.15 declared for the quarter ended March 31, 2020 reflects a 2.1% yield
  - The Board of Directors declared a reduced dividend due to incurred loss resulting from the COVID-19 pandemic
- Work continues on impact from CECL implementation effective October 1, 2020
- Capital strategy is primarily to maintain capital levels through the COVID-19 pandemic, while other opportunities for growth and M&A and further dividends are carefully evaluated

Capital Ratios

Great Western Bancorp, Inc.	Ratio	Well Capitalized Minimum	Difference to Well Capitalized
Tier 1 capital	11.3%	8.0%	3.3%
Total capital	12.9%	10.0%	2.9%
Tier 1 leverage	9.2%	5.0%	4.2%
Common equity tier 1	10.6%	6.5%	4.1%
Tangible common equity / tangible assets [2]	9.3%		
Risk-weighted assets ($MM)	$10,505		

Great Western Bank	Ratio	Well Capitalized Minimum	Difference to Well Capitalized
Tier 1 capital	11.3%	8.0%	3.3%
Total capital	12.5%	10.0%	2.5%
Tier 1 leverage	9.2%	5.0%	4.2%
Common equity tier 1	11.3%	6.5%	4.8%
Risk-weighted assets ($MM)	$10,504		

Total Tangible Capital Composition ($MM)


Tangible equity net of DTAs and AOCI, 82% $1,111.9
Eligible subordinated debt, 3%, $35.0
Eligible ALLL & reserve for unfunded commitments, 10% $131.4
Eligible trust-preferred securities, 5% $73.8

[1] Future dividends subject to Board approval.
[2] TCE/TA is a non=GAAP measure. See appendix for reconciliation.

18

NYSE: GWB GreatWesternBank.com

INTEREST RATE SENSITIVITY Summary Sensitivity Modeling ◦ Investment portfolio weighted average life of 3.3 years 15.00% • Relatively short average tenor of the loan portfolio (1.5 years at March 31, 2020) due to: 10.00% • Higher proportion of 12-month revolving lines of credit in line with business and agriculture lending focus 5.00% • Certain fixed-rate loans with original terms greater than 5 0.00% years are swapped to floating • Within the loan portfolio, 40.9% is variable or expected to -5.00% reprice in the next 12 months -100 bps +100 bps +200 bps +300 bps +400 bps Immediate Gradual Rate Floor Profile Rate Term Fixed Rate Term Adjustable Fixed Rate Term 30% 7% 1% 3% $0.2B, 3.96% 0.5% $4.6B, 4.57% 8% 1% $0.2B, 4.15% 20% $1.4B, 3.59% 27% 28% 33% $2.1B, 4.68% 25% 10% 18% 22% $1.1B, 4.62% 0.5% 10% 8% 5% 4% Fixed Variable - Floor Variable - No Floor 0% <3m 3m- 12m- 3y-5y 5y+ <3m 3m- 12m- 3y-5y 5y+ 12m 3y 12m 3y Fixed or At Floor Reprice After 90 Days Reprice Within 90 Days Fixed Swapped to Variable Adjustable • Chart shows volumes and yields at the quarter end 19 • Variable/Adjustable: 40% Prime, 29% 5 yr Treasury, 31% all other

Income Statement Summary

REVENUE

Great Western Bancorp, Inc.

Revenue Highlights

- Net interest income (FTE) decreased 3.0% to $103.5 million compared to prior quarter
  - Decline in loan and securities yields outpaced by deposit and funding yields, particularly following the Federal Reserve's emergency rate cutting of 150 basis points
- NIM (FTE) and adjusted NIM (FTE)[1] was down 9 and 10 basis points, respectively, compared to 1QFY20
- Adjusted noninterest income[2] decreased $2.6 million primarily related to lower deposit revenue and interchange revenue from seasonal declines combined with further declines in transaction activity from COVID-19 pandemic impacts

NIM Analysis



3.68%
3.65%
0.02%
(0.17)%
0.03%
(0.04)%
0.07%
(0.01)%
3.59%
3.55%
1QFY20
Cash & Investments
Loans
Nonaccrual Interest
March Yield Curve
Deposits
Borrowings
2QFY20
NIM (FTE)
Adjusted NIM (FTE) 1

Net Interest Income ($MM) and NIM



$106.7
$103.5
$211.3
$210.2
3.68%
3.65%
3.59%
3.55%
3.78%
3.79%
3.63%
3.60%
1QFY20
2QFY20
FYTD 19
FYTD 20
Net Interest Income (FTE)
NIM (FTE)
Adjusted NIM (FTE) 1

Noninterest Income[2]



Other Service fees $2,006
Service charges $1,491
Wealth management $3,122
OD/NSF fees $3,399
Mortgage banking income, net $1,145
Interchange income $2,292
Other $1,135

[1] Adjusted NIM (FTE) is a non-GAAP measure. See appendix for reconciliations.
[2] Chart excludes changes related to loans and derivatives at fair value which netted to $(14.7)M for the quarter and gain/loss on sale of securities. Dollars in thousands.

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EARNINGS, EXPENSES & PROVISION Highlights Net Income and Adjusted Net Income ($MM) • Adjusted net income 1 of $29.1 million, a decrease of 32.8% $90.3 over 1QFY20 $72.4 1 $50.3 • ROAA of (10.86)% and 2.8% ROTCE for the quarter $43.3 • Efficiency ratio 1 was 63.5% for the quarter $29.1 • Noninterest expenses (Non-GAAP) increased in the quarter due to salaries and employee benefits related to annual merit increases effective in January, a one-time bonus payment to 1.55% 1.34% (23.16)% 1.46% (10.86)% retail staff of $0.5M and elevated legal and administrative costs on OREO assets 4QFY19 1QFY20 2QFY20 FYTD 19 FYTD 20 • Higher provision for loan losses during the quarter due mainly to Net Income increased levels of incurred losses related to the COVID-19 Adjusted Net ROAA outbreak Income Noninterest Expense ($MM) Provision for Loan Losses ($MM) $79.9 $808.4 $865.4 $71.8 $59.7 $746.1 $746.1 $59.7 63.5% 54.1% 45.8% 46.2% $12.9 $113.7 $8.1 $56.9 $20.2 $119.3 $12.1 $62.3 1QFY20 2QFY20 FYTD 19 FYTD 20 1QFY20 2QFY20 FYTD 19 FYTD 20 Noninterest expense Efficiency Ratio Provision for Loan Losses COVID-19 Impact COVID-19 Impact 1 Adjusted net income, ROTCE and efficiency ratio are non-GAAP measures. See appendix for reconciliations. 22

DISCLOSURES Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements about Great Western Bancorp, Inc.’s expectations, beliefs, plans, strategies, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “views,” “intends” and similar words or phrases. In particular, the statements included in this Presentation concerning Great Western Bancorp, Inc.’s expected performance and strategy, strategies for managing troubled loans, the impact on the business arising from the COVID-19 outbreak and the interest rate environment are not historical facts and are forward-looking. Accordingly, the forward-looking statements in this Presentation are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward- looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Item 1A. Risk Factors” and "Cautionary Note Regarding Forward-Looking Statements" in Great Western Bancorp, Inc.’s Annual Report on Form 10-K for the most recently ended fiscal year, Form 10-Q for the quarter ended December 31, 2019 and in other periodic filings with the Securities and Exchange Commission. Further, any forward-looking statement speaks only as of the date on which it is made, and Great Western Bancorp, Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non-GAAP measures appears in our earnings release dated April 30, 2020 and in Appendix 1 to this presentation. Our earnings release and this presentation are available in the Investor Relations section of our website at www.greatwesternbank.com. Our earnings release and this presentation are also available as part of our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 30, 2020. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc. 23

Appendix 1 Non-GAAP Measures

NON-GAAP MEASURES

Great Western Bancorp, Inc.

	At or for the six months ended:		At or for the three months ended:				
	March 31, 2020	March 31, 2019	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Adjusted net income and adjusted earnings per common share:							
Net (loss) income - GAAP	**$ (697,344)**	$ 90,297	**$ (740,618)**	$ 43,274	$ 50,285	$ 26,783	$ 44,511
Add: COVID-19 related impairment of goodwill and certain intangible assets, net of tax	**713,013**	—	**713,013**	—	—	—	—
Add: COVID-19 impact on credit and other related charges, net of tax	**56,685**	—	**56,685**	—	—	—	—
Adjusted net income	**$ 72,354**	$ 90,297	**$ 29,080**	$ 43,274	$ 50,285	$ 26,783	$ 44,511
Weighted average diluted common shares outstanding	**56,141,816**	57,556,984	**55,906,002**	56,457,967	56,804,172	57,110,103	57,074,674
Earnings per common share - diluted	**$ (12.42)**	$ 1.57	**$ (13.25)**	$ 0.77	$ 0.89	$ 0.47	$ 0.78
Adjusted earnings per common share - diluted	**$ 1.29**	$ 1.57	**$ 0.52**	$ 0.77	$ 0.89	$ 0.47	$ 0.78

[redacted]

	At or for the six months ended:		At or for the three months ended:				
	March 31, 2020	March 31, 2019	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Tangible net income and return on average tangible common equity:							
Net (loss) income - GAAP	**$ (697,344)**	$ 90,297	**$ (740,618)**	$ 43,274	$ 50,285	$ 26,783	$ 44,511
Add: Amortization of intangible assets and COVID-19 related impairment of goodwill and certain intangible assets, net of tax	**713,817**	687	**713,440**	377	315	335	343
Tangible net income	**$ 16,473**	$ 90,984	**$ (27,178)**	$ 43,651	$ 50,600	$ 27,118	$ 44,854
Average common equity	**$ 1,913,277**	$ 1,819,996	**$ 1,918,035**	$ 1,908,519	$ 1,885,785	$ 1,864,132	$ 1,822,940
Less: Average goodwill and other intangible assets	**744,702**	746,305	**741,257**	748,146	745,349	745,718	746,107
Average tangible common equity	**$ 1,168,575**	$ 1,073,691	**$ 1,176,778**	$ 1,160,373	$ 1,140,436	$ 1,118,414	$ 1,076,833
Return on average common equity *	**(72.9)%**	10.0 %	**(155.3)%**	9.0 %	10.6 %	5.8 %	9.9 %
Return on average tangible common equity **	**2.8 %**	17.0 %	**(9.3)%**	15.0 %	17.6 %	9.7 %	16.9 %

* Calculated as net income - GAAP divided by average common equity. Annualized for partial-year periods.

** Calculated as tangible net income divided by average tangible common equity. Annualized for partial-year periods.

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NON-GAAP MEASURES

Great Western Bancorp, Inc.

	At or for the six months ended: March 31, 2020	At or for the six months ended: March 31, 2019	At or for the three months ended: March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Adjusted net interest income and adjusted net interest margin (fully-tax equivalent basis):							
Net interest income - GAAP	$ **207,156**	$ 208,369	$ **101,983**	$ 105,173	$ 106,709	$ 105,629	$ 103,475
Add: Tax equivalent adjustment	**3,037**	2,932	**1,514**	1,523	1,487	1,424	1,442
Net interest income (FTE)	**210,193**	211,301	**103,497**	106,696	108,196	107,053	104,917
Add: Current realized derivative gain (loss)	**(2,140)**	426	**(1,250)**	(890)	(127)	321	405
Adjusted net interest income (FTE)	$ **208,053**	$ 211,727	$ **102,247**	$ 105,806	$ 108,069	$ 107,374	$ 105,322
Average interest-earning assets	$ **11,567,032**	$ 11,216,179	$ **11,590,453**	$ 11,543,610	$ 11,609,823	$ 11,617,521	$ 11,345,559
Net interest margin (FTE) *	**3.63 %**	3.78 %	**3.59 %**	3.68 %	3.70 %	3.70 %	3.75 %
Adjusted net interest margin (FTE) **	**3.60 %**	3.79 %	**3.55 %**	3.65 %	3.69 %	3.71 %	3.76 %

* Calculated as net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

** Calculated as adjusted net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

	At or for the six months ended: March 31, 2020	At or for the six months ended: March 31, 2019	At or for the three months ended: March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Adjusted interest income and adjusted yield (fully-tax equivalent basis), on non-ASC 310-30 loans:							
Interest income - GAAP	$ **229,679**	$ 241,889	$ **111,970**	$ 117,709	$ 124,923	$ 124,098	$ 121,528
Add: Tax equivalent adjustment	**3,037**	2,932	**1,514**	1,523	1,487	1,424	1,442
Interest income (FTE)	**232,716**	244,821	**113,484**	119,232	126,410	125,522	122,970
Add: Current realized derivative gain (loss)	**(2,140)**	426	**(1,250)**	(890)	(127)	321	405
Adjusted interest income (FTE)	$ **230,576**	$ 245,247	$ **112,234**	$ 118,342	$ 126,283	$ 125,843	$ 123,375
Average non-ASC 310-30 loans	$ **9,525,157**	$ 9,525,498	$ **9,496,153**	$ 9,554,161	$ 9,693,395	$ 9,699,433	$ 9,615,096
Yield (FTE) *	**4.89 %**	5.15 %	**4.81 %**	4.96 %	5.17 %	5.19 %	5.19 %
Adjusted yield (FTE) **	**4.84 %**	5.16 %	**4.75 %**	4.93 %	5.17 %	5.20 %	5.20 %

* Calculated as interest income (FTE) divided by average loans. Annualized for partial-year periods.

** Calculated as adjusted interest income (FTE) divided by average loans. Annualized for partial-year periods.

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NON-GAAP MEASURES

Great Western Bancorp, Inc.

	At or for the six months ended:		At or for the three months ended:				
	March 31, 2020	March 31, 2019	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Efficiency ratio:							
Total revenue - GAAP	**$ 222,806**	$ 243,312	**$ 101,900**	$ 120,906	$ 121,732	$ 116,395	$ 121,698
Add: Tax equivalent adjustment	**3,037**	2,932	**1,514**	1,523	1,487	1,424	1,442
Total revenue (FTE)	**$ 225,843**	$ 246,244	**$ 103,414**	$ 122,429	$ 123,219	$ 117,819	$ 123,140
Noninterest expense	**$ 865,383**	$ 113,686	**$ 808,453**	$ 56,930	$ 55,212	$ 56,000	$ 56,580
Less: Amortization of intangible assets and COVID-19 related impairment of goodwill and certain intangible assets	**743,206**	788	**742,779**	427	366	385	394
Tangible noninterest expense	**$ 122,177**	$ 112,898	**$ 65,674**	$ 56,503	$ 54,846	$ 55,615	$ 56,186
Efficiency ratio *	**54.1 %**	45.8 %	**63.5 %**	46.2 %	44.5 %	47.2 %	45.6 %

* Calculated as the ratio of tangible noninterest expense to total revenue (FTE).

	At or for the six months ended:		At or for the three months ended:				
	March 31, 2020	March 31, 2019	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Tangible common equity and tangible common equity to tangible assets:							
Total stockholders' equity	**$ 1,153,464**	$ 1,852,394	**$ 1,153,464**	$ 1,920,669	$ 1,900,249	$ 1,881,128	$ 1,852,394
Less: Goodwill and other intangible assets	**6,703**	745,947	**6,703**	749,481	745,197	745,563	745,947
Tangible common equity	**$ 1,146,761**	$ 1,106,447	**$ 1,146,761**	$ 1,171,188	$ 1,155,052	$ 1,135,565	$ 1,106,447
Total assets	**$ 12,387,808**	$ 12,830,162	**$ 12,387,808**	$ 12,851,665	$ 12,788,301	$ 12,954,896	$ 12,830,162
Less: Goodwill and other intangible assets	**6,703**	745,947	**6,703**	749,481	745,197	745,563	745,947
Tangible assets	**$ 12,381,105**	$ 12,084,215	**$ 12,381,105**	$ 12,102,184	$ 12,043,104	$ 12,209,333	$ 12,084,215
Tangible common equity to tangible assets	**9.3 %**	9.2 %	**9.3 %**	9.7 %	9.6 %	9.3 %	9.2 %

	At or for the six months ended:		At or for the three months ended:				
	March 31, 2020	March 31, 2019	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Tangible book value per share:							
Total stockholders' equity	**$ 1,153,464**	$ 1,852,394	**$ 1,153,464**	$ 1,920,669	$ 1,900,249	$ 1,881,128	$ 1,852,394
Less: Goodwill and other intangible assets	**6,703**	745,947	**6,703**	749,481	745,197	745,563	745,947
Tangible common equity	**$ 1,146,761**	$ 1,106,447	**$ 1,146,761**	$ 1,171,188	$ 1,155,052	$ 1,135,565	$ 1,106,447
Common shares outstanding	**55,013,928**	56,938,435	**55,013,928**	56,382,915	56,283,659	56,939,032	56,938,435
Book value per share - GAAP	**$ 20.97**	$ 32.53	**$ 20.97**	$ 34.06	$ 33.76	$ 33.04	$ 32.53
Tangible book value per share	**$ 20.84**	$ 19.43	**$ 20.84**	$ 20.77	$ 20.52	$ 19.94	$ 19.43

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Appendix 2 Agriculture Lending & Economy

FARM INCOME Highlights US Net Cash Income ($B) 136 135 131 • Total farm income in 2019 increased by 16% year over year, 123 120 driven by a $2B increase in cash receipts for both crops and 107 110 animal products and a $10B increase from government programs 101 104 96 96 87 • 2020 was forecasted to decline by 9% with an anticipated 37% 84 85 77 74 72 reduction in government programs from improved trade war 68 62 dynamics, prior to any COVID-19 impacts 57 51 • Farm income by state was well-balanced with 30% in footprint, 33% adjacent to footprint, and 37% non-adjacent • Avg net income per farm in 2019 improved year over year in all key ag sectors, with lower stocks providing price support 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019F2020F Net Cash Income by State1 ($B) Avg Net Cash Income per Farm by Sector CA 16.1 341,200 347,000 IA 8.1 TX 6.6 MN 5.2 30.3% IL 5.1 36.6% 179,600 NE 3.7 KS 3.6 82,300 SD 3.0 FL 3.0 24,600 WI 2.9 33.1% MO 2.8 Cattle Corn Dairy Hogs Soybeans All Other States GWB Adjacent GWB Footprint 2015 2016 2017 2018 2019F 2020F Source: USDA/ERS Farm Income and Wealth Statistics as of February 5, 2020 1 29 Data through 2018

FARM BALANCE SHEETS Summary Land Value Index • Land values remain firm following a 3.5% increase from IA Land Values 2017-2020 despite a decrease in general commodity prices 450% • Farm debt to equity remains low relative to historic levels; 400% 2019 increased slightly to 15.5% and is forecasted at 15.7% in 350% 2020, as more modest profits are resulting in slightly increased 300% leverage to support growth in operations, land purchases and 250% investments 200% • Equity increased 1.9% to $2.67T but slightly outpaced by a 150% 3.4% increase in debt to $416B 100% • The industry debt service ratio, which measures how much 50% production income is committed to debt servicing, remained —% flat with recent years and is forecasted to be 26.0% for 2020 1950 1955 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 Source: 2019 Iowa State University Farmland Value Survey Debt to Equity Debt Service Ratios 28.5% $4,000B $600B $3,500B 18.5% 17.4% $500B 15.8% 14.7% 14.2% 15.7% $3,000B 19.4% 37% $400B $2,500B 13.9% 38% 25% 26% $2,000B $300B 24% 24% 23% $1,500B $200B 25% 24% $1,000B $100B $500B $0B $0B 1980 1985 1990 1995 2000 2005 2010 2015 2020F 1980 1985 1990 1995 2000 2005 2010 2015 2020F Equity Debt Debt/equity ratio Non RE Debt RE Debt Debt Service Ratio Source: USDA/ERS Farm Income and Wealth Statistics as of February 5, 2020 30

Appendix 3 Peer Group

PEER GROUP • BancorpSouth Bank • Fulton Financial Corporation • Banner Corporation • Glacier Bancorp, Inc. • Berkshire Hills Bancorp, Inc. • Heartland Financial USA, Inc. • Columbia Banking System, Inc. • Old National Bancorp • Community Bank System, Inc. • Renasant Corporation • Customers Bancorp, Inc. • Trustmark Corporation • CVB Financial Corp. • UMB Financial Corporation • First BanCorp. • United Bankshares, Inc. • First Midwest Bancorp, Inc. • United Community Banks, Inc. 32

Appendix 4 Accounting for Loans at FV and Related Derivatives

LOANS AT FAIR VALUE & RELATED DERIVATIVES

Great Western Bancorp, Inc.

Overview

- For certain loans with an original term greater than 5 years with a fixed rate to the customer, Great Western Bank ("GWB") has entered into equal and offsetting fixed-to-floating interest rate swaps with two US counterparties
- Total size of the portfolio was $792.1 million at March 31, 2020

GWB has elected the Fair Value Option (ASC 825) on these loans and applies a similar treatment to the related derivatives:

- Changes in the fair value of the loans and the derivatives and the current period realized cost (benefit) of the derivatives (i.e., the net pay fixed/receive floating settlement) are recorded in earnings through noninterest income
- This differs significantly from most peers who have elected Hedge Accounting treatment
- The historical election is irrevocable so the concept will be present for the foreseeable future in GWB's financial statements *even if* different accounting elections are made on future originations
- Management presents non-GAAP measures to provide more clarity on the underlying economics

Summary

	Income Statement Line Item:			
	Net increase in fair value of loans at fair value	Net realized and unrealized loss on derivatives	Net Relationship	Notes
Increase (decrease) in FV related to interest rates	$ 46,064	$ (46,064)	$ —	1
Decrease in FV related to credit	**(10,523)**	**(3,335)**	**(13,858)**	2
Increase in SWAP fees	**—**	**436**	**436**	3
Current period realized cost of derivatives	—	(1,251)	(1,251)	4
Subtotal, loans at FV and related derivatives	**$ 35,541**	**$ (50,214)**	**$ (14,673)**	5

[1] Equal and offsetting each period. Changes in the FV of each financial asset and liability driven by current compared to contractual rates.

[2] Management records an adjustment for credit risk in noninterest income based on loss history for similar loans, adjusted for an assessment of existing market conditions for each loan segment. The FV adjustment related to credit is not included in the ALLL but loans are included in the ALLL coverage ratio denominator.

[3] Swap fees are fees related to transacting interest rate swaps and other interest rate derivatives.

[4] Current period actual cost of fixed-to-float interest rate swaps. Within non-GAAP financial measures, management reclassifies this component to interest income, resulting in adjusted interest income, adjusted net interest income and adjusted NIM, reflecting the underlying economics of the transactions. All else equal, this drag on earnings will reduce as short-term LIBOR rates increase.

[5] While US GAAP mandates the presentation of these items in noninterest income, management believes the residual net amount economically represents the net credit exposure of this segment of the portfolio - presented as a "credit-related charge" in the earnings release and elsewhere (see note (2)) - and the current period derivative cost which should be analyzed relative to gross interest income received from the loan customers (see note (4)) as presented in non-GAAP measures.

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